Exhibit     32.2          Certification.

Certification of Chief Accounting Officer of UCELLIT.COM INC., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.
I, Mark Epstein, the Chief Accounting Officer of UCELLIT.COM INC. hereby certify that UCELLIT.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of UCELLIT.COM INC.


Date:  December  22,  2003
(signed)____________________
Mark  Epstein
/s/  Mark  Epstein
Chief  Accounting  Officer  of
UCELLIT.COM  INC.

A signed original of this written statement required by Section 906 has been provided to UCELLIT.COM INC. and will be retained by UCELLIT.COM INC. and furnished to the Securities and Exchange Commission or its staff upon request.


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